                                                                 EXHIBIT 32
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                WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP
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                            FORM 10-QSB JUNE 30, 2004
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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Winthrop California
Investors Limited Partnership, on Form 10-QSB for the quarterly period ended
June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  August 13, 2004            /s/ Michael L. Ashner
                                 ----------------------------------
                                 Michael L. Ashner
                                 Chief Executive Officer and Director

Date:  August 13, 2004            /s/ Thomas C. Staples
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                                 Thomas C. Staples
                                 Chief Financial Officer

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